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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                    PURSUANT TO TITLE 18, UNITED STATES CODE,
                SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rurban Financial Corp. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Duane L. Sinn, the Interim Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Duane L. Sinn**
                                    -------------------------------------------
                                    Print Name:  Duane L. Sinn
                                    Title:  Interim Chief Financial Officer
                                    Date:  May 14, 2003

**A signed original of this written statement required by Section 906 has been provided to Rurban Financial Corp. and will be retained by Rurban Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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